UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2021

PHARMACYTE BIOTECH, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-68008	62-1772151
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

23046 Avenida de la Carlota, Suite 600 Laguna Hills, CA	92653
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (917) 595-2850

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this Chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2021 Annual Meeting of Stockholders (“Annual Meeting”) of PharmaCyte Biotech, Inc. (“Company”) was held on June 16, 2021 and adjourned until concluded on June 30, 2021. The following proposals were approved at the Annual Meeting by the votes indicated:

Proposal One: To elect seven directors as nominated by the Board of Directors, each to serve a one-year term.

Name	Total Votes for Director	Total Votes Withheld from Director	Total Broker Non-Votes
Kenneth L. Waggoner, JD	647,529,293	55,195,927	701,253,249
Gerald W. Crabtree, PhD	657,017,969	45,707,251	701,253,249
Thomas Liquard	649,342,060	53,383,160	701,253,249
Thomas C.K. Yuen	654,682,670	48,042,550	701,253,249
Michael M. Abecassis, MD	654,699,429	48,025,791	701,253,249
Raymond C.F. Tong, MD	654,764,465	48,960,755	701,253,249
Carlos A. Trujillo, CPA	650,408,779	52,316,441	701,253,249

Proposal Two: To approve a Certificate of Amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of common stock of the Company.

Total Votes
For	1,262,698,401
Against	204,989,730
Abstain	9,776,868
Broker Non-Votes	0

Proposal Three: To approve the 2021 Equity Incentive Plan.

Total Votes
For	565,718,942
Against	116,366,297
Abstain	20,639,981
Broker Non-Votes	701,253,249

Proposal Four: To ratify the appointment of Armanino LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2022.

Total Votes
For	1,355,187,754
Against	31,987,304
Abstain	16,803,411
Broker Non-Votes	0

Item 8.01 Other Events.

On July 2, 2021, pursuant to stockholder approval at the Annual Meeting of Stockholders, the Company filed with the Secretary of State of the State of Nevada a Certificate of Amendment (“Certificate of Amendment”) to its Articles of Incorporation, as amended, to increase the number of authorized shares to Fifty Billion Ten Million (50,010,000,000) shares, of which Fifty Billion (50,000,000,000) shares, with a par value of $0.0001 per share, are designated “Common Stock” and of which Ten Million (10,000,000) shares, with a par value of $0.0001 per share, are designated “Preferred Stock.”

The Certificate of Amendment is filed as Exhibit 99.1, and is incorporated herein by reference.

Attached as Exhibit 99.2 is an amendment to the Company’s by-laws, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Certificate of Amendment to Articles of Incorporation filed July 2, 2021
99.2	Amendment to By-Laws

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 2, 2021	PHARMACYTE BIOTECH, INC.

	By:	/s/ Kenneth L. Waggoner
Kenneth L. Waggoner Chief Executive Officer, President and General Counsel

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